Exhibit 99.2 Supplemental Information 1st Quarter 2018

Table of Contents Financial Overview 3 Segment Overview 7 Senior Housing 8 Ancillary Services 13 G&A Expense & Transaction Costs 14 Capital Expenditures 15 Cash Lease Payments 16 Unconsolidated Ventures 17 Debt & Liquidity 18 Net Asset Value Elements 20 Definitions 21 Appendix: Consolidated Statements of Cash Flows 24 Non-GAAP Financial Measures 25 2

Overview

($ in 000s, except Total RevPAR)	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2018 Q1	YoY Q1
Resident fee and management fee revenue	$ 1,032,821	$ 956,512	$ 941,030	$ 925,622	$ 924,947	(10.4)%
Net income (loss)	$ (126,361)	$ (46,337)	$ (413,929)	$ 15,021	$ (457,234)	261.8 %
Net cash provided by operating activities (2)	$ 66,773	$ 133,759	$ 93,791	$ 84,036	$ 37,964	(43.1)%
Adjusted EBITDA	$ 198,296	$ 160,325	$ 141,829	$ 138,116	$ 130,000	(34.4)%
Adjusted Free Cash Flow (2)	$ 63,452	$ 40,610	$ 16,360	$ (11,174)	$ 5,485	(91.4)%
Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures	$ 17,126	$ 18,219	$ 16,788	$ 17,723	$ 16,749	(2.2)%
Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures (2)	$ 8,750	$ 7,920	$ 6,709	$ 12,037	$ 5,824	(33.4)%
Total RevPAR	$ 4,405	$ 4,392	$ 4,386	$ 4,463	$ 4,527	2.8 %

As of March 31, 2018


Managed - 3rd Party: 77
Managed-Venture: 141
Leased: 434
1,010 communities
Owned: 358


Managed - 3rd Party: 12,484
Leased: 33,938
99,109 units
Managed-Venture (1): 20,270
Owned: 32,417

Q1 2018 weighted average unit occupancy

	Community	
Occupancy Band	**Count**	**% of Period End Communities**
Greater than 95%	196	19%
90% < 95%	187	19%
85% < 90%	193	19%
80% < 85%	132	13%
Less than 80%	302	30%
Total	1,010	

Consolidated Portfolio Average Asset Age	~22.3 years

(1) Brookdale's weighted average unit ownership percentage is 27.1%.

(2) Reflects the retrospective adoption of ASU 2016-15. Refer to page 25 for additional detail.

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDA, Adjusted Free Cash Flow, Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures and Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures are financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (GAAP). See the definitions of such measures under "Definitions" below and important information regarding such measures, including reconciliations to the most comparable GAAP financial measures, under "Non-GAAP Financial Measures" below.

3

Consolidated Portfolio Overview Segment Overview (1) Senior Housing Segments Brookdale CCRCs - Rental Ancillary 13% Services 12% (2) Management Assisted Living Services 2% 67% Senior Housing Revenue Revenue 86% Retirement Centers 20% Brookdale (3) Ancillary Services 3% Management Services 6% CCRCs - Rental Assisted Living 9% 67% Senior Housing 91% Retirement Segment Operating Income Income Segment Operating Centers 24% (1) Brookdale’s five segments are Retirement Centers, Assisted Living, CCRCs-Rental (which combined are referred to as Senior Housing), Brookdale Ancillary Services and Management Services. (2) Percentage of revenue is based on Q1 2018 resident fee and management fee revenue. (3) Percentage of segment operating income is based on Q1 2018 results. 4

Adjusted EBITDA and Adjusted Free Cash Flow

BROOKDALE SENIOR LIVING

(All amounts in 000s)	2017				2018	YoY
	Q1	Q2	Q3	Q4	Q1	Q1
Resident fee and management fee revenue	1,032,821	956,512	941,030	925,622	924,947	
Less: Facility operating expense (1)	(674,542)	(642,405)	(650,654)	(634,554)	(632,325)	
Combined Segment Operating Income	358,279	314,107	290,376	291,068	292,622	*(18.3)%*
Less: G&A expenses (including non-cash stock-based compensation expense)	(65,560)	(67,090)	(63,779)	(59,017)	(76,710)	
Add: Non-cash stock-based compensation expense	7,774	7,246	7,527	5,285	8,406	
Less: Transaction costs	(7,593)	(3,339)	(1,992)	(9,649)	(4,725)	
Less: Cash operating lease payments *(see page 16)*	(94,604)	(90,599)	(90,303)	(89,571)	(89,593)	
Adjusted EBITDA	**198,296**	**160,325**	**141,829**	**138,116**	**130,000**	***(34.4)%***
Less: Interest expense, net	(83,645)	(69,076)	(71,157)	(67,054)	(62,292)	
Less: Lease financing debt amortization	(17,248)	(14,382)	(14,626)	(18,650)	(21,114)	
Add: Proceeds from entrance fees, net of refunds and amortization	(173)	541	(547)	811	831	
Add/Less: Other (2)	944	2,034	1,866	7,511	(204)	
Less: Non-Development Capital Expenditures, net *(see page 15)*	(34,722)	(38,832)	(41,005)	(71,908)	(41,736)	
Adjusted Free Cash Flow	**$ 63,452**	**$ 40,610**	**$ 16,360**	**$ (11,174)**	**$ 5,485**	***(91.4)%***
Brookdale's Proportionate Share of Unconsolidated Ventures						
Adjusted EBITDA	**$ 17,126**	**$ 18,219**	**$ 16,788**	**$ 17,723**	**$ 16,749**	***(2.2)%***
Adjusted Free Cash Flow	**$ 8,750**	**$ 7,920**	**$ 6,709**	**$ 12,037**	**$ 5,824**	***(33.4)%***
Weighted average shares used in computing basic net income (loss) per share	**185,689**	**186,212**	**186,298**	**186,412**	**186,880**	

(1) Includes hurricane and natural disaster expense of $5.3 million and $1.9 million in Q3 2017 and Q4 2017, respectively.
(2) Primarily consists of proceeds from property insurance and cash paid for state income taxes.

5

Adjusted EBITDA and Adjusted Free Cash Flow Distribution

BROOKDALE SENIOR LIVING

($ in 000s)	Q1 2018					
	Total	Senior Housing Owned Portfolio	Senior Housing Leased Portfolio	Ancillary Services	Management Services	Other [1]
Resident fee and management fee revenue	$ 924,947	$ 383,910	$ 411,836	$ 110,520	$ 18,681	$ —
Less: Facility operating expense	(632,325)	(260,673)	(269,450)	(102,202)	—	—
Combined Segment Operating Income	292,622	123,237	142,386	8,318	18,681	—
Less: G&A expenses (including non-cash stock-based compensation expense)	(76,710)	(16,616)	(17,824)	(7,113)	(14,320)	(20,837)
Add: Non-cash stock-based compensation expense	8,406	—	—	—	—	8,406
Less: Transaction costs	(4,725)	—	—	—	—	(4,725)
Less: Cash operating lease payments	(89,593)	—	(87,779)	—	—	(1,814)
Adjusted EBITDA	**130,000**	**106,621**	**36,783**	**1,205**	**4,361**	**(18,970)**
Less: Interest expense, net	(62,292)	(45,727)	(19,548)	—	—	2,983
Less: Lease financing debt amortization	(21,114)	—	(19,975)	—	—	(1,139)
Add: Proceeds from entrance fees, net of refunds and amortization	831	—	831	—	—	—
Add/Less: Other	(204)	—	—	—	—	(204)
Less: Non-Development Capital Expenditures, net	(41,736)	(20,884)	(13,064)	(6)	—	(7,782)
Adjusted Free Cash Flow	**$ 5,485**	**$ 40,010**	**$ (14,973)**	**$ 1,199**	**$ 4,361**	**$ (25,112)**

(1) Other is primarily comprised of corporate capital expenditures, unallocated G&A expense (primarily organizational restructuring and strategic project costs), non-cash stock-based compensation and transaction costs.

6

Segment Overview

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2018 Q1	YoY Q1
Total Senior Housing, Brookdale Ancillary and Management Services[1]						
Revenue	$ 1,032,821	$ 956,512	$ 941,030	$ 925,622	$ 924,947	*(10.4)%*
Combined Segment Operating Income	$ 358,279	$ 314,107	$ 290,376	$ 291,068	$ 292,622	*(18.3)%*
Combined Segment Operating Margin	*34.7%*	*32.8%*	*30.9%*	*31.4%*	*31.6%*	*-310 bps*
Senior Housing *(see page 8)*						
Revenue	$ 904,955	$ 823,880	$ 812,288	$ 792,755	$ 795,746	*(12.1)%*
Senior Housing Operating Income	$ 326,756	$ 278,562	$ 262,415	$ 258,904	$ 265,623	*(18.7)%*
Senior Housing Operating Margin	*36.1%*	*33.8%*	*32.3%*	*32.7%*	*33.4%*	*-270 bps*
Number of communities (period end)	838	829	820	794	792	
Period end number of units	71,186	70,263	69,675	66,641	66,355	
Total Average Units	76,862	70,833	70,112	67,652	66,557	
RevPAR	$ 3,919	$ 3,873	$ 3,860	$ 3,904	$ 3,983	*1.6 %*
Weighted average unit occupancy	85.3%	84.6%	84.8%	85.2%	84.4%	*-90 bps*
RevPOR	$ 4,597	$ 4,580	$ 4,552	$ 4,584	$ 4,717	*2.6 %*
Brookdale Ancillary Services Segment						
Revenue	$ 111,972	$ 110,190	$ 110,604	$ 113,496	$ 110,520	*(1.3)%*
Segment Operating Income	$ 15,629	$ 13,103	$ 9,823	$ 12,793	$ 8,318	*-46.8 %*
Segment Operating Margin	*14.0%*	*11.9%*	*8.9%*	*11.3%*	*7.5%*	*-650 bps*
Management Services Segment						
Segment Operating Income (comprised solely of management fees)	$ 15,894	$ 22,442	$ 18,138	$ 19,371	$ 18,681	*17.5 %*
G&A Allocation *(see page 14)*	(11,238)	(14,184)	(13,134)	(12,979)	(14,320)	*27.4 %*
Segment Operating Income (Adjusted to Include G&A Allocation)	$ 4,656	$ 8,258	$ 5,004	$ 6,392	$ 4,361	*(6.3)%*
Segment Operating Margin (Adjusted to Include G&A Allocation)	29.3%	36.8%	27.6%	33.0%	23.3%	*-600 bps*
Resident fee revenue under management	$ 310,050	$ 371,381	$ 371,165	$ 386,253	$ 394,392	
Number of communities (period end)	214	210	211	229	218	
Period end number of units	31,284	31,454	31,527	33,941	32,754	
Total Average Units	25,702	31,361	31,417	33,176	33,699	
RevPAR	$ 3,939	$ 3,876	$ 3,864	$ 3,804	$ 3,821	*(3.0)%*
Weighted average occupancy	86.3%	84.8%	84.5%	84.7%	84.2%	*-210 bps*
RevPOR	$ 4,549	$ 4,570	$ 4,566	$ 4,483	$ 4,531	*(0.4)%*

(1) Excludes reimbursed costs on behalf of managed communities of $183,945, $229,960, $236,958, $240,268, and $262,287 (in thousands), respectively.

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Senior Housing Segments

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2017				2018	YoY
Retirement Centers	Q1	Q2	Q3	Q4	Q1	Q1
Revenue	$ 172,620	$ 162,248	$ 161,986	$ 157,342	$ 158,397	(8.2)%
Segment Operating Income	$ 74,002	$ 67,297	$ 65,907	$ 64,211	$ 64,422	(12.9)%
Segment Operating Margin	*42.9%*	*41.5%*	*40.7%*	*40.8%*	*40.7%*	*-220 bps*
Number of communities (period end)	86	86	85	84	84	
Period end number of units	16,071	16,071	15,961	15,042	15,045	
Total Average Units	17,108	16,071	16,061	15,256	15,045	
RevPAR	$ 3,363	$ 3,365	$ 3,362	$ 3,438	$ 3,509	4.3 %
Weighted average unit occupancy	88.0%	87.3%	87.6%	88.1%	87.7%	*-30 bps*
RevPOR	$ 3,823	$ 3,857	$ 3,836	$ 3,905	$ 4,004	4.7 %
Assisted Living						
Revenue	$ 590,537	$ 547,430	$ 542,227	$ 530,494	$ 532,280	(9.9)%
Segment Operating Income	$ 217,439	$ 186,921	$ 173,576	$ 171,122	$ 176,538	(18.8)%
Segment Operating Margin	*36.8%*	*34.1%*	*32.0%*	*32.3%*	*33.2%*	*-360 bps*
Number of communities (period end)	720	713	705	682	681	
Period end number of units	47,296	46,999	46,520	44,773	44,728	
Total Average Units	50,540	47,246	46,858	45,448	44,773	
RevPAR	$ 3,895	$ 3,862	$ 3,857	$ 3,891	$ 3,963	1.7 %
Weighted average unit occupancy	84.7%	83.9%	84.2%	84.5%	83.4%	*-130 bps*
RevPOR	$ 4,600	$ 4,602	$ 4,582	$ 4,604	$ 4,750	3.3 %
CCRCs - Rental						
Revenue	$ 141,798	$ 114,202	$ 108,075	$ 104,919	$ 105,069	(25.9)%
Segment Operating Income	$ 35,315	$ 24,344	$ 22,932	$ 23,571	$ 24,663	(30.2)%
Segment Operating Margin	*24.9%*	*21.3%*	*21.2%*	*22.5%*	*23.5%*	*-140 bps*
Number of communities (period end)	32	30	30	28	27	
Period end number of units	7,819	7,193	7,194	6,826	6,582	
Total Average Units	9,214	7,516	7,193	6,948	6,739	
RevPAR	$ 5,086	$ 5,028	$ 4,989	$ 5,012	$ 5,172	1.7 %
Weighted average unit occupancy	83.5%	83.0%	82.6%	83.2%	84.1%	*60 bps*
RevPOR	$ 6,091	$ 6,063	$ 6,046	$ 6,027	$ 6,160	1.1 %

8

Senior Housing: Same Community ($ in 000s, except RevPAR and RevPOR) 2017 2018 YoY Q1 Q2 Q3 Q4 Q1 Q1 Revenue $ 764,130 $ 753,468 $ 749,104 $ 748,922 $ 759,361 (0.6)% Community Labor Expense (309,028) (315,861) (320,471) (324,537) (328,044) Other facility operating expense (164,964) (170,943) (173,825) (171,589) (173,532) Facility operating expense (1) (473,992) (486,804) (494,296) (496,126) (501,576) Same Community Operating Income $ 290,138 $ 266,664 $ 254,808 $ 252,796 $ 257,785 (11.2)% Same Community Operating Margin 38.0% 35.4% 34.0% 33.8% 33.9% -410 bps Number of communities (period end) 769 769 769 769 769 Total Average Units 63,200 63,191 63,185 63,168 63,166 RevPAR $ 4,028 $ 3,973 $ 3,950 $ 3,950 $ 4,005 (0.6)% Weighted average unit occupancy 86.1% 85.3% 85.5% 85.7% 84.8% -130 bps RevPOR $ 4,679 $ 4,658 $ 4,621 $ 4,610 $ 4,725 1.0 % Same Community Operating Income/Weighted average unit Same Community RevPAR occupancy 86.1% 85.7% 85.3% 85.5% 84.8% $290,138 $4,028 $4,005 $3,973 $3,950 $3,950 $266,664 $257,785 $254,808 $252,796 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 (1) Excludes hurricane and natural disaster expense. 9

Senior Housing: Owned Portfolio ($ in 000s, except RevPAR and RevPOR) 2017 2018 YoY Q1 Q2 Q3 Q4 Q1 Q1 Resident fee revenue $ 388,310 $ 381,418 $ 376,896 $ 377,586 $ 383,910 Less: Facility operating expense (252,673) (257,991) (261,069) (260,799) (260,673) Owned Portfolio Operating Income 135,637 123,427 115,827 116,787 123,237 (9.1)% Less: G&A Portfolio Allocation (see page 14) (16,808) (17,580) (16,326) (15,176) (16,616) Owned Portfolio Operating Income (Adjusted to Include G&A Allocation) $ 118,829 $ 105,847 $ 99,501 $ 101,611 $ 106,621 (10.3)% Additional Information Interest expense: property level and corporate debt $ (40,285) $ (41,352) $ (44,214) $ (46,031) $ (45,727) Community level capital expenditures, net (see page 15) $ (13,909) $ (16,733) $ (17,695) $ (29,356) $ (20,884) Number of communities (period end) 362 360 360 360 358 Period end number of units 33,016 32,765 32,721 32,539 32,417 Total Average Units 33,041 32,921 32,734 32,579 32,549 RevPAR $ 3,916 $ 3,862 $ 3,838 $ 3,863 $ 3,932 0.4 % Weighted average unit occupancy 84.4% 83.9% 84.0% 84.9% 84.3% -10 bps RevPOR $ 4,641 $ 4,603 $ 4,569 $ 4,550 $ 4,664 0.5 % Interest Coverage (as of March 31, 2018) 2.2x Net Debt (as of March 31, 2018; see page 19) $ 3,366,429 10

Senior Housing: Leased Portfolio

($ in 000s, except RevPAR and RevPOR)	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2018 Q1	YoY Q1
Resident fee revenue	$ 516,645	$ 442,462	$ 435,392	$ 415,169	$ 411,836	
Less: Facility operating expense	(325,526)	(287,327)	(288,804)	(273,052)	(269,450)	
Leased Portfolio Operating Income	191,119	155,135	146,588	142,117	142,386	*(25.5)%*
Less: G&A Portfolio Allocation (*see page 14*)	(22,362)	(20,394)	(18,860)	(16,686)	(17,824)	
Leased Portfolio Operating Income (adjusted to Include G&A Allocation)	**$ 168,757**	**$ 134,741**	**$ 127,728**	**$ 125,431**	**$ 124,562**	***(26.2)%***
Additional Information						
Total cash lease payments on leased portfolio (*see page 16*)	$ (152,041)	$ (129,853)	$ (129,523)	$ (127,647)	$ (127,302)	
Proceeds from entrance fees, net of refunds and amortization	$ (173)	$ 541	$ (547)	$ 811	$ 831	
Community level capital expenditures, net (*see page 15*)	$ (14,801)	$ (14,205)	$ (15,397)	$ (29,119)	$ (13,064)	
Number of communities (period end)	476	469	460	434	434	
Period end number of units	38,170	37,498	36,954	34,102	33,938	
Total Average Units	43,821	37,912	37,378	35,073	34,008	
RevPAR	$ 3,922	$ 3,883	$ 3,879	$ 3,942	$ 4,032	*2.8 %*
Weighted average unit occupancy	85.9%	85.2%	85.5%	85.5%	84.6%	*-130 bps*
RevPOR	$ 4,564	$ 4,557	$ 4,537	$ 4,610	$ 4,766	*4.4 %*
Lease Coverage (*as of March 31, 2018*)					0.96x	

Lease Maturity Information as of March 31, 2018

	Leased communities with purchase options		Leased communities without purchase options		Total leased communities		Trailing twelve months ended March 31, 2018
Initial lease maturities	**Community count**	**Total average units**	**Community count**	**Total average units**	**Community count**	**Total average units**	**Total cash lease payments**
2018	42	2,169	43	4,159	85	6,328	$ 93,226
2019	3	327	48	2,725	51	3,052	48,610
2020	2	133	84	4,513	86	4,646	58,793
2021	—	—	23	1,559	23	1,559	20,530
2022	1	114	12	1,067	13	1,181	13,742
Thereafter	47	2,541	129	14,631	176	17,172	268,442
Total	95	5,284	339	28,654	434	33,938	$ 503,343

11

New Supply (1)

Brookdale's Largest 20 Markets - Competitive Summary

	Brookdale in NIC Markets				Competition Within 20 Minute Drive					
Market	Community Count	Total Average Units (IL/AL/MC)	Q1 2018 Weighted Average Unit Occupancy	Q1 2018 RevPAR	New Const. Properties[2]	IL/AL/MC New Const. Units[2]	1 Yr Projected Unit Opens % of Supply[2]	Current Saturation[3]	5 Yr Projected Total Pop Growth[4]	5 Yr Projected Age 75 + Pop w/ Inc. $50k + Growth[4]
Chicago, IL	16	2,602	90.1%	$ 4,018	17	2,079	9.8%	19.6%	1.5%	24.1%
Seattle, WA	25	2,426	86.8%	3,799	2	164	0.8%	25.2%	6.8%	37.3%
Los Angeles, CA	20	2,145	83.5%	3,985	5	735	3.4%	8.1%	3.5%	24.0%
Phoenix, AZ	22	1,769	89.5%	3,903	13	1,874	14.5%	23.3%	8.8%	43.5%
Dallas, TX	23	1,635	83.5%	3,397	16	1,369	8.0%	21.5%	9.2%	39.7%
Portland, OR	17	1,467	94.2%	3,841	5	655	6.0%	36.0%	6.5%	46.0%
Charlotte, NC	18	1,403	87.4%	4,388	2	217	4.2%	33.1%	8.9%	41.5%
Denver, CO	12	1,400	82.1%	4,432	9	1,025	11.4%	23.2%	8.5%	42.8%
Miami, FL	8	1,269	79.2%	3,109	7	777	7.2%	16.6%	6.0%	36.5%
Orlando, FL	13	1,080	87.4%	3,442	4	360	6.6%	20.7%	9.1%	46.3%
Austin, TX	10	1,043	88.4%	5,557	7	1,098	15.7%	20.4%	13.3%	47.0%
Houston, TX	12	990	83.4%	4,401	6	409	3.6%	15.6%	9.7%	41.2%
Jacksonville, FL	9	974	87.1%	3,560	5	468	7.6%	25.6%	6.9%	45.4%
San Antonio, TX	12	971	76.1%	3,139	—	—	—%	21.7%	8.4%	35.9%
Detroit, MI	10	955	82.8%	3,223	11	939	7.8%	21.6%	1.5%	31.0%
Riverside, CA	9	903	82.6%	3,363	4	511	5.6%	12.0%	5.0%	24.6%
Atlanta, GA	9	858	89.0%	3,414	7	856	11.4%	29.0%	8.0%	46.7%
Tampa, FL	8	853	74.9%	2,875	6	514	6.6%	19.1%	6.1%	40.9%
Santa Rosa, CA	6	843	81.0%	4,335	—	—	—%	18.2%	3.6%	31.4%
New York, NY	8	840	87.4%	6,623	8	647	6.0%	7.9%	3.6%	22.7%
Top 20 Markets	**267**	**26,426**	**85.4%**	**$ 3,934**	**134**	**14,697**	**6.8%**	**20.9%**	**6.7%**	**37.4%**
All Other NIC Markets	**306**	**24,769**	**82.6%**	**$ 4,033**	**113**	**10,803**	**2.9%**	**20.4%**	**4.3%**	**32.1%**

(1) Data reflected is for the consolidated senior housing portfolio only.
(2) NIC MAP Supply Set, Q1 2018 "New Construction" properties with projected open dates through Q1 2019.
(3) Saturation is equal to units per population Age 75+ with income 50k+.
(4) Percentage changes are based on data from ESRI for 2017-2022.

12

Ancillary Services ($ in 000s) 2017 2018 YoY Q1 Q2 Q3 Q4 Q1 Q1 Resident fee revenue Home Health $ 92,241 $ 88,561 $ 87,315 $ 89,272 $ 85,490 Hospice 13,346 15,441 17,328 18,248 19,327 Outpatient Therapy 6,375 6,179 5,941 5,937 5,685 Other ancillary services 10 9 20 39 18 Segment resident fee revenue 111,972 110,190 110,604 113,496 110,520 (1.3)% Segment Operating Income 15,629 13,103 9,823 12,793 8,318 (46.8)% Segment Operating Margin 14.0% 11.9% 8.9% 11.3% 7.5% -650 bps Less: G&A Allocation (see page 14) (7,225) (7,128) (7,091) (7,630) (7,113) Segment Operating Income (Adjusted to Include G&A Allocation) $ 8,404 $ 5,975 $ 2,732 $ 5,163 $ 1,205 (85.7)% Segment Operating Margin (Adjusted to Include G&A Allocation) 7.5% 5.4% 2.5% 4.5% 1.1% -640 bps Additional Information Interest expense $ (288) $ (165) $ (168) $ (132) $ — Community level capital expenditures, net (see page 15) $ (22) $ (35) $ (277) $ (3) $ (6) Home Health average daily census 15,370 14,821 14,844 15,335 15,497 0.8 % Hospice average daily census 920 1,033 1,169 1,257 1,302 41.5 % Outpatient Therapy treatment codes 193,853 190,618 178,851 179,132 167,170 (13.8)% 13

G&A Expense & Transaction Costs

BROOKDALE SENIOR LIVING

($ in 000s)	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2018 Q1	YoY Q1
G&A Expense Allocations[1]						
Senior Housing Owned Portfolio allocation	$ 16,808	$ 17,580	$ 16,326	$ 15,176	$ 16,616	
Senior Housing Leased Portfolio allocation	22,362	20,394	18,860	16,686	17,824	
Ancillary Services allocation	7,225	7,128	7,091	7,630	7,113	
Management Services allocation	11,238	14,184	13,134	12,979	14,320	
Total allocations[1]	57,633	59,286	55,411	52,471	55,873	
Non-cash stock-based compensation expense	7,774	7,246	7,527	5,285	8,406	
Organizational Restructuring and Strategic Project Costs	153	558	841	1,261	12,431	
General and administrative expense	65,560	67,090	63,779	59,017	76,710	*17.0%*
Transaction Costs	7,593	3,339	1,992	9,649	4,725	
General and administrative expense and transaction costs	$ 73,153	$ 70,429	$ 65,771	$ 68,666	$ 81,435	*11.3%*
Allocated G&A Expense as a Percentage of Resident Fee Revenue						
Resident fee revenue	$ 1,016,927	$ 934,070	$ 922,892	$ 906,251	$ 906,266	
Senior Housing Owned Portfolio allocation	16,808	17,580	16,326	15,176	16,616	
Senior Housing Leased Portfolio allocation	22,362	20,394	18,860	16,686	17,824	
Ancillary Services allocation	7,225	7,128	7,091	7,630	7,113	
Non-cash stock-based compensation expense	7,774	7,246	7,527	5,285	8,406	
Total	$ 54,169	$ 52,348	$ 49,804	$ 44,777	$ 49,959	
As a % of resident fee revenue	*5.3%*	*5.6%*	*5.4%*	*4.9%*	*5.5%*	

(1) G&A allocations are calculated using a methodology which the Company believes best matches the type of general and administrative cost with the community, segment, or portfolio. Some of the allocations are based on direct utilization and some are based on formulas such as unit proportion. G&A allocations presented herein exclude non-cash stock-based compensation expense and transaction, organizational restructuring, and strategic project costs.

14

Capital Expenditures ($ in 000s, except for Community level capital expenditures per unit) 2017 2018 YoY Q1 Q2 Q3 Q4 Q1 Q1 Community level capital expenditures, including allocations Senior Housing Owned Portfolio $ 13,909 $ 16,733 $ 17,695 $ 29,356 $ 20,884 Senior Housing Leased Portfolio 14,801 14,205 15,397 29,119 13,064 Ancillary Services 22 35 277 3 6 Community level capital expenditures, net 28,732 30,973 33,369 58,478 33,954 18.2% Corporate capital expenditures 5,990 7,859 7,636 13,430 7,782 29.9% Non-Development Capital Expenditures, net 34,722 38,832 41,005 71,908 41,736 20.2% Development Capital Expenditures, net 1,064 2,807 3,336 1,616 5,381 405.7% Total capital expenditures, net $ 35,786 $ 41,639 $ 44,341 $ 73,524 $ 47,117 31.7% Community level capital expenditures, net, per unit $ 374 $ 437 $ 476 $ 864 $ 510 36.4% Reconciliation to Additions to PP&E Total capital expenditures, net $ 35,786 $ 41,639 $ 44,341 $ 73,524 $ 47,117 Add: Total lessor reimbursements 8,044 5,545 4,379 8,218 2,379 Add: Change in related payables 5,098 (6,542) 1,754 (7,899) 17,096 Additions to property, plant and equipment and leasehold intangibles, net $ 48,928 $ 40,642 $ 50,474 $ 73,843 $ 66,592 15

Cash Lease Payments

BROOKDALE SENIOR LIVING

($ in 000s)	2017				2018	YoY
	Q1	Q2	Q3	Q4	Q1	Q1
Operating Leases						
Facility lease expense	$ 88,807	$ 84,690	$ 84,437	$ 81,787	$ 80,400	
Less: Straight-line (income) expense, net	3,007	3,119	3,078	5,109	6,165	
Less: Amortization of (above) below market lease, net	1,697	1,697	1,697	1,586	1,938	
Add: Amortization of deferred gain	1,093	1,093	1,091	1,089	1,090	
Cash operating lease payments[(1)]	$ 94,604	$ 90,599	$ 90,303	$ 89,571	$ 89,593	*(5.3)%*
Capital and Financing Leases						
Interest expense: capital and financing lease obligations	$ 49,859	$ 32,228	$ 31,999	$ 26,578	$ 22,931	
Less: Non-cash interest expense on financing lease obligations	(6,156)	(3,865)	(3,939)	(3,784)	(3,383)	
Add: Lease financing debt amortization	17,248	14,382	14,626	18,650	21,114	
Cash capital and financing lease payments	$ 60,951	$ 42,745	$ 42,686	$ 41,444	$ 40,662	*(33.3)%*
Total cash lease payments[(1)]	**$ 155,555**	**$ 133,344**	**$ 132,989**	**$ 131,015**	**$ 130,255**	***(16.3)%***
Interest Expense Reconciliation to Income Statement						
Interest expense: capital and financing lease obligations	$ 49,859	$ 32,228	$ 31,999	$ 26,578	$ 22,931	
Less: Non-cash interest expense on financing lease obligations	(6,156)	(3,865)	(3,939)	(3,784)	(3,383)	
Interest expense: capital and financing lease obligations - cash payments	43,703	28,363	28,060	22,794	19,548	
Less: Interest income	(631)	(804)	(1,285)	(1,903)	(2,983)	
Interest expense: debt	40,573	41,517	44,382	46,163	45,727	
Interest expense, net	83,645	69,076	71,157	67,054	62,292	
Add: Amortization of deferred financing costs and debt premium (discount)	2,591	2,692	3,544	3,854	3,956	
Add: Change in fair value of derivatives	46	39	74	15	(74)	
Add: Non-cash interest expense on financing lease obligations	6,156	3,865	3,939	3,784	3,383	
Add: Interest income	631	804	1,285	1,903	2,983	
Interest expense per income statement	$ 93,069	$ 76,476	$ 79,999	$ 76,610	$ 72,540	

(1) Includes cash lease payments of $3,514, $3,491, $3,466, $3,368 and $2,953 (in thousands), respectively, for leases of corporate offices and information technology systems and equipment.

16

Unconsolidated Ventures

BROOKDALE SENIOR LIVING

($ in 000s)	Q1 2018			Twelve Months Ended March 31, 2018
	Total	CCRC Venture	Other Ventures	Total
Resident fee revenue	$ 298,062	$ 104,226	$ 193,836	$ 1,356,539
Less: Facility operating expenses	(214,316)	(78,415)	(135,901)	(961,731)
Less: G&A expenses including management fees	(14,456)	(5,247)	(9,209)	(70,681)
Less: Facility lease expense	431	—	431	130
Adjusted EBITDA of Unconsolidated Ventures	**$ 69,721**	**$ 20,564**	**$ 49,157**	**$ 324,257**
Less: Interest expense, net	(25,565)	(5,710)	(19,855)	(127,614)
Add: Proceeds from entrance fees, net of refunds and amortization	748	753	(5)	30,766
Less: Other	666	39	627	1,753
Less: Community level capital expenditures, net	(20,061)	(8,796)	(11,265)	(103,655)
Adjusted Free Cash Flow of Unconsolidated Ventures	**$ 25,509**	**$ 6,850**	**$ 18,659**	**$ 125,507**
Statistics				
Brookdale's weighted average unit ownership percentage	27.1%	51.0%	13.8%	27.1%
Non-recourse debt principal of unconsolidated ventures as of March 31, 2018	$ 2,158,258	$ 628,096	$ 1,530,162	$ 2,158,258
Number of communities (period end)	141	16	125	141
Total average units	20,981	7,253	13,728	23,789
Weighted average unit occupancy	83.7%	86.4%	82.5%	84.4%
RevPOR	$ 4,835	$ 5,115	$ 4,707	$ 4,641
Brookdale's Proportionate Share of:				
Adjusted EBITDA of Unconsolidated Ventures	$ 16,749	$ 10,488	$ 6,261	$ 69,479
Adjusted Free Cash Flow of Unconsolidated Ventures	$ 5,824	$ 3,494	$ 2,330	$ 32,490
Debt principal of unconsolidated ventures as of March 31, 2018	$ 530,593	$ 320,329	$ 210,264	$ 530,593

17

Debt & Liquidity Debt Structure(1) As of March 31, 2018 ($ in 000s) Weighted Rate Fixed rate debt 4.87% Variable rate debt (2) 4.20% Total debt and line of credit 4.64% $796,990 Balance(1) $2,549,570 $1,328,739 Total debt $ 3,878,310 $531,749 Fixed rate debt Total variable rate debt Variable rate debt with interest rate caps Variable rate debt- unhedged Total Liquidity ($ in 000s) $1,000,000 $899,435 $872,634 $868,228 $800,000 $600,000 $546,006 $537,930 $514,443 $510,061 $426,710 $181,307 $400,000 $59,237 $200,000 $367,473 $364,699 $361,505 $358,191 $358,167 $0 03/31/2017 06/30/2017 09/30/2017 12/31/2017 03/31/2018 Line of credit available to draw Cash and cash equivalents and marketable securities Total liquidity (available to draw + cash) (1) Includes the carrying value of mortgage debt, convertible notes, line of credit and other notes payable, but excludes capital and financing lease obligations. (2) Pertaining to variable rate debt, reflects a) market rates as of March 31, 2018 and b) applicable cap rates for hedged debt. 18

Debt Maturity & Leverage

Debt Maturity Schedule[1]
($ in 000s)



$1,400,000
$700,000
$0
$459,710
$325,763
$485,759
$336,054
$341,461
$1,929,562
2018 (1)
2019
2020
2021
2022
Thereafter
Debt(2)

	Weighted Rate Debt[2]
2018	3.41%
2019	6.36%
2020	5.34%
2021	5.86%
2022	4.28%
Thereafter	4.32%
Total	**4.64%**

	Total Balance
Debt[2]	$ 3,878,310

(1) Includes carrying value of $313.6 million of convertible notes.

(2) Includes mortgage debt, convertible notes and other notes payable, but excludes capital and financing leases and line of credit and recurring principal amortization.

(3) Leverage ratios include results of operations of communities disposed of through sale or lease termination through the disposition date.

(4) Amounts exclude transaction, organizational restructuring, and strategic project costs of $34.8 million.

Leverage Ratios[3]
($ in 000s)

Twelve months ended March 31, 2018			**Annualized Leverage**
Adjusted EBITDAR[4]	(A)	$ 965,132	
Less: Cash operating lease payments *(see page 16)*		(360,066)	
Adjusted EBITDA[4]		605,066	
Less: Cash capital and financing lease payments *(see page 16)*		(167,537)	
Adjusted EBITDA[4] after cash capital and financing lease payments	(B)	437,529	
As of March 31, 2018			
Debt[2]		3,878,310	
Line of credit		—	
Less: Cash and cash equivalents		(335,412)	
Less: Marketable securities		(174,649)	
Less: Cash and escrow deposits - restricted held as collateral against existing debt		(1,820)	
Net Debt	(C)	**3,366,429**	**7.7x** (C/B)
Plus: Cash operating and capital and financing lease payments *(see page 16)* multiplied by 8		4,220,824	
Adjusted Net Debt	(D)	**$ 7,587,253**	**7.9x** (D/A)

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDAR, Adjusted EBITDA and Adjusted EBITDA after cash capital and financing lease payments (in each case excluding transaction, organizational restructuring and strategic project costs), Net debt, and Adjusted net debt are financial measures that are not calculated in accordance with GAAP. See the definitions of such measures under "Definitions" below and important information regarding such measures, including reconciliations to the most comparable GAAP financial measures, under "Non-GAAP Financial Measures" below.

19

Net Asset Value Elements ($ in 000s and are for the trailing twelve months ending March 31, 2018 unless otherwise noted) Senior Housing: Owned Portfolio(1) Owned Portfolio Operating Income $ 479,278 Less: G&A Portfolio Allocation(2) (65,698) Owned Portfolio Operating Income (Adjusted to Include G&A Allocation) $ 413,580 Net Debt as of March 31, 2018 (see page 19) $ 3,366,429 Total Average Units 32,696 Senior Housing: Leased Portfolio(1) Leased Portfolio Operating Income (Adjusted to Include G&A Allocation)(2) $ 512,462 Total cash lease payments on leased portfolio (see page 16) $ (514,325) Proceeds from entrance fees, net of refunds and amortization $ 1,636 Total Average Units 36,093 Ancillary Services Segment Operating Income (Adjusted to Include G&A Allocation)(2) $ 15,075 Management Services Segment Operating Income (Adjusted to Include G&A Allocation)(2) $ 24,015 Unconsolidated Ventures Brookdale's Proportionate Share of Adjusted EBITDA $ 69,479 Brookdale's Proportionate Share of non-recourse debt principal as of March 31, 2018 $ 530,593 Total Average Units 23,789 Brookdale's weighted average unit ownership percentage 27.1% Shares outstanding (excluding 6,230,895 unvested restricted shares) as of March 31, 2018 187,566,803 (1) Includes results of operations of communities disposed through sale or lease termination through the disposal date. (2) See page 14. G&A allocations presented on this page exclude non-cash stock-based compensation expense of $28,464 and transaction, organizational restructuring, and strategic project costs of $34,796 for the twelve months ended March 31, 2018. 20

Definitions Adjusted EBITDA is a non-GAAP financial measure that the Company defines as net Combined Segment Operating Income is defined by the Company as resident fee income (loss) before provision (benefit) for income taxes; non-operating (income) and management fee revenue of the Company, less facility operating expenses. expense items; depreciation and amortization (including non-cash impairment Combined Segment Operating Income does not include general and administrative charges); (gain) loss on sale or acquisition of communities (including gain (loss) on expenses, transaction costs or depreciation and amortization. facility lease termination and modification); straight-line lease expense (income), net of amortization of (above) below market rents; amortization of deferred gain; non- Community Labor Expenses is a component of facility operating expense that cash stock-based compensation expense; and change in future service obligation. includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday For purposes of the Company’s leverage ratios presented under “Debt Maturity & wages, payroll taxes, contract labor, employee benefits, and workers compensation. Leverage”, Adjusted EBITDA and Adjusted EBITDA after cash capital and financing Development Capital Expenditures means capital expenditures for community lease payments exclude transaction, organizational restructuring, and strategic expansions and major community redevelopment and repositioning projects, project costs. including the Company’s Program Max initiative, and the development of new communities. Amounts of Development Capital Expenditures are presented net of Adjusted EBITDAR is a non-GAAP financial measure that the Company defines as lessor reimbursements received or anticipated to be received. Adjusted EBITDA before cash operating lease payments. For purposes of the Company’s leverage ratios presented under “Debt Maturity & Leverage”, Adjusted Interest Coverage is calculated based on the trailing-twelve months Owned EBITDAR excludes transaction, organizational restructuring, and strategic project Portfolio Operating Income adjusted for 5% management fee and capital costs. expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense. Adjusted Free Cash Flow is a non-GAAP financial measure that the Company defines as net cash provided by (used in) operating activities before: changes in operating Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio assets and liabilities; gain (loss) on facility lease termination and modification; and Operating Income, excluding resident fee revenue and facility operating expense of distributions from unconsolidated ventures from cumulative share of net earnings; communities disposed during such period adjusted for 5% management fee and plus: proceeds from refundable entrance fees, net of refunds; and property insurance capital expenditures at $350/unit, divided by the trailing-twelve months cash lease proceeds; less: lease financing debt amortization and Non-Development Capital payments for both operating leases and capital and financing leases, excluding cash Expenditures (next page). lease payments for leases of corporate offices and information technology systems and equipment. Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus cash operating and capital and financing lease payments for the Leased Portfolio Operating Income is defined by the Company as resident fee relevant period multiplied by 8. revenues (excluding Brookdale Ancillary Services segment revenue), less facility operating expenses for the Company’s Senior Housing Leased Portfolio. Leased Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Portfolio Operating Income does not include general and administrative expenses Ventures is a non-GAAP financial measure calculated based on the Company’s equity (unless otherwise noted), transaction costs or depreciation and amortization. ownership percentage and in a manner consistent with the Company’s definition of Adjusted EBITDA for its consolidated entities. The Company’s investments in its Net Debt is a non-GAAP financial measure that the Company defines as the total of unconsolidated ventures are accounted for under the equity method of accounting. its debt (mortgage debt, convertible notes and other notes payable) and the outstanding balance on the line of credit, less unrestricted cash, marketable Brookdale’s Proportionate Share of Adjusted Free Cash Flow of Unconsolidated securities, and cash held as collateral against existing debt. Ventures is a non-GAAP financial measure calculated based on the Company’s equity ownership percentage and in a manner consistent with the Company’s definition of NM means not meaningful and is used in the year-over-year variance column if either Adjusted Free Cash Flow for its consolidated entities. The Company’s investments in or both periods being compared are negative values. its unconsolidated ventures are accounted for under the equity method of accounting and, therefore, the Company’s proportionate share of Adjusted Free Cash Flow of unconsolidated ventures does not represent cash available to the Company’s consolidated business except to the extent it is distributed to the Company. 21

Definitions

Non-Development Capital Expenditures is comprised of corporate and community-level capital expenditures, including those related to maintenance, renovations, upgrades and other major building infrastructure projects for the Company's communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions and major community redevelopment and repositioning projects, including the Company's Program Max initiative, and the development of new communities (i.e., Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements received or anticipated to be received.

Owned Portfolio Operating Income is defined by the Company as resident fee revenues (excluding Brookdale Ancillary Services segment revenue), less facility operating expenses for the Company's Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expenses (unless otherwise noted), transaction costs or depreciation and amortization.

RevPAR, or average monthly senior housing resident fee revenues per available unit, is defined by the Company as resident fee revenues, excluding Brookdale Ancillary Services segment revenue and entrance fee amortization, for the corresponding portfolio for the period, divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period.

RevPOR, or average monthly senior housing resident fee revenues per occupied unit, is defined by the Company as resident fee revenues, excluding Brookdale Ancillary Services segment revenue and entrance fee amortization, for the corresponding portfolio for the period, divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period.

Same Community information reflects historical results from senior housing operations for same store communities (utilizing the Company's methodology for determining same store communities).

Same Community Operating Income is defined by the Company as resident fee revenues (excluding Brookdale Ancillary Services segment revenue), less facility operating expenses (excluding hurricane and natural disaster expenses) for the Company's Same Community portfolio. Same Community Operating Income does not include general and administrative expenses, transaction costs or depreciation and amortization.

Segment Operating Income is defined by the Company as segment revenues less segment facility operating expenses. Segment Operating Income does not include general and administrative expenses (unless otherwise noted), transaction costs or depreciation and amortization. Management Services segment operating income excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there are no facility operating expenses associated with the Management Services segment. See the Segment Information note to the Company's consolidated financial statements for more information regarding the Company's segments.

Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned, managed – 3rd party, or managed – venture communities.

Senior Housing Operating Income is defined by the Company as segment revenues less segment facility operating expenses for the Company's Retirement Centers, Assisted Living and CCRCs–Rental segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expenses, transaction costs or depreciation and amortization.

Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased, managed – 3rd party, or managed – venture communities.

Total Average Units represents the average number of units operated during the period.

Total RevPAR, or average monthly resident fee revenues per available unit, is defined by the Company as resident fee revenues, excluding entrance fee amortization, for the Company for the period, divided by the weighted average number of available units in the Company's consolidated portfolio for the period, divided by the number of months in the period.

Transaction, Organizational Restructuring, and Strategic Project Costs are general and administrative expenses. Transaction costs include third party costs directly related to acquisition and disposition activity, community financing and leasing activity, our assessment of options and alternatives to enhance stockholder value, and stockholder relations advisory matters, and are primarily comprised of legal, finance, consulting, professional fees and other third party costs. Organizational restructuring costs include those related to our efforts to reduce general and administrative expenses and our senior leadership changes, including severance and retention costs. Strategic project costs include costs associated with certain strategic projects related to refining our strategy, building out enterprise-wide capabilities (including the electronic medical records ("EMR") roll-out project) and reducing costs and achieving synergies by capitalizing on scale.

22

Appendix Consolidated Statements of Cash Flows 24 Non-GAAP Financial Measures 25 Brookdale West Hartford West Hartford, CT 23

Consolidated Statements of Cash Flows

BROOKDALE SENIOR LIVING

($ in 000s)	2017				2018
	Q1	Q2	Q3	Q4	Q1
Cash Flows from Operating Activities					
Net income (loss)	$ (126,361)	$ (46,337)	$ (413,929)	$ 15,021	$ (457,234)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:					
Debt modification and extinguishment costs	61	693	11,129	526	35
Depreciation and amortization, net	130,078	123,579	121,193	119,908	118,211
Goodwill and asset impairment	20,706	1,559	368,551	18,966	430,363
Equity in (earnings) loss of unconsolidated ventures	(981)	4,570	6,722	4,516	4,243
Distributions from unconsolidated ventures from cumulative share of net earnings	439	453	473	6,893	408
Amortization of deferred gain	(1,093)	(1,093)	(1,091)	(1,089)	(1,090)
Amortization of entrance fees	(1,198)	(832)	(427)	(444)	(501)
Proceeds from deferred entrance fee revenue	1,927	2,025	567	1,193	1,109
Deferred income tax provision (benefit)	83,310	(2,937)	(31,704)	(63,978)	15,037
Straight-line lease (income) expense	(3,007)	(3,119)	(3,078)	(5,109)	(6,165)
Change in fair value of derivatives	46	39	74	15	(74)
Loss (gain) on sale of assets, net	603	547	233	(20,656)	(43,431)
Loss on facility lease termination	—	6,368	4,938	2,970	—
Non-cash stock-based compensation expense	7,774	7,246	7,527	5,285	8,406
Non-cash interest expense on financing lease obligations	6,156	3,865	3,939	3,784	3,383
Amortization of (above) below market lease, net	(1,697)	(1,697)	(1,697)	(1,586)	(1,938)
Non-cash management contract termination fee	—	—	—	—	(2,242)
Other	(1,398)	(1,571)	(1,730)	(4,120)	(156)
Changes in operating assets and liabilities:					
Accounts receivable, net	3,556	8,401	(1,192)	1,982	3,488
Prepaid expenses and other assets, net	(8,630)	27,609	4,344	(1,353)	(24,807)
Accounts payable and accrued expenses	(51,627)	3,645	26,523	16,932	(21,370)
Tenant refundable fees and security deposits	(297)	82	(17)	(190)	(137)
Deferred revenue	8,406	664	(7,557)	(15,430)	12,426
Net cash provided by operating activities	66,773	133,759	93,791	84,036	37,964
Cash Flows from Investing Activities					
Change in lease security deposits and lease acquisition deposits, net	(420)	425	(416)	(1,702)	(2,015)
(Purchase) sale of marketable securities, net	—	(29,779)	(216,597)	(44,811)	118,273
Additions to property, plant and equipment and leasehold intangibles, net	(48,928)	(40,642)	(50,474)	(73,843)	(66,592)
Acquisition of assets, net of related payables and cash received	—	(400)	—	(4,796)	(27,330)
Investment in unconsolidated ventures	(185,971)	(195)	(1,434)	(11,417)	(8,434)
Distributions received from unconsolidated ventures	1,807	6,238	3,446	17,544	2,037
Proceeds from sale of assets, net	31,675	2,780	115	35,937	75,060
Property insurance proceeds	1,398	1,571	1,461	4,120	156
Other	696	251	15	13	—
Net cash (used in) provided by investing activities	(199,743)	(59,751)	(263,884)	(78,955)	91,155
Cash Flows from Financing Activities					
Proceeds from debt	34,455	58,116	1,200,476	14,158	30,168
Repayment of debt and capital and financing lease obligations	(52,273)	(36,931)	(869,499)	(95,458)	(44,001)
Proceeds from line of credit	—	—	100,000	—	—
Repayment of line of credit	—	—	(100,000)	—	—
Payment of financing costs, net of related payables	(328)	(853)	(15,738)	(350)	(248)
Proceeds from refundable entrance fees, net of refunds	(902)	(652)	(687)	62	223
Payments for lease termination	—	(552)	—	—	—
Payments of employee taxes for withheld shares	(5,112)	(208)	(346)	(223)	(2,618)
Other	599	455	532	457	372
Net cash (used in) provided by financing activities	(23,561)	19,375	314,738	(81,354)	(16,104)
Net (decrease) increase in cash and cash equivalents and restricted cash and escrow deposits	(156,531)	93,383	144,645	(76,273)	113,015
Cash and cash equivalents and restricted cash and escrow deposits at beginning of period	277,322	120,791	214,174	358,819	282,546
Cash and cash equivalents and restricted cash and escrow deposits at end of period	$ 120,791	$ 214,174	$ 358,819	$ 282,546	$ 395,561

Reflects the retrospective adoption of ASU 2016-15 and 2016-18. Refer to page 25 for additional detail regarding the impact of ASU 2016-15. For ASU 2016-18, the Company identified that the inclusion of of the change in cash and escrow deposits restricted within the retrospective presentation of the statements of cash flows resulted in a $0.6 million, $1.1 million, $4.6 million and ($7.4 million) increase (decrease) to the amount of net cash used in investing activities for each of the three months ended March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017, respectively.

24

Non-GAAP Financial Measures This Supplemental Information contains financial measures utilized by management to evaluate the Company’s operating performance and liquidity that are not calculated in accordance with GAAP, including Adjusted EBITDA; the Company's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures; Adjusted EBITDAR, Adjusted EBITDA and Adjusted EBITDAR after cash lease payments (in each case excluding transaction, organizational restructuring and strategic project costs); Net Debt; Adjusted Net Debt; Adjusted Free Cash Flow; and the Company’s Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures, the Company’s definitions for which are included in the “Definitions” section above. These non-GAAP financial measures should not be considered in isolation from or as superior to or as a substitute for net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt, less current portion, current portion of long-term debt, or other financial measures determined in accordance with GAAP. Management uses these non-GAAP financial measures to supplement the Company’s GAAP results to provide a more complete understanding of the factors and trends affecting the business. Investors are urged to review the reconciliations set forth in this section of such non-GAAP financial measures to their most comparable GAAP financial measures and to review the information under “Reconciliation of Non-GAAP Financial Measures” in the Company’s earnings release dated May 7, 2018 for additional information regarding the Company’s use, and the limitations of, the Company’s non-GAAP financial measures. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP measures may not be comparable to similar measures disclosed by other companies, because not all companies calculate such measures in the same manner. The Company adopted ASU 2016-15, Statement of Cash Flows - Classification of Certain Cash Receipts and Cash Payments ("ASU 2016-15") on January 1, 2018 and applied ASU 2016-15 retrospectively for all prior periods presented. Among other things, ASU 2016-15 provides that debt prepayment and extinguishment costs will be classified within financing activities in the statement of cash flows. The Company identified $7, $651, $10,556, and $481 (in thousands) of cash paid for debt modification and extinguishment costs which have been retrospectively classified as cash flows from financing activities, resulting in a corresponding increase to the amount of net cash provided by operating activities for each of the three months ended March 31, 2017, June 30, 2017, September 30, 2017, and December 31, 2017, respectively. The Company did not change its definition of Adjusted Free Cash Flow upon the adoption of ASU 2016-15. Following the adoption of ASU 2016-15, the amount of Adjusted Free Cash Flow reflects a $7, $651, $10,556, and $481 (in thousands) increase for each the three months ended March 31, 2017, June 30, 2017, September 30, 2017, and December 31, 2017, respectively. 25

Non-GAAP Financial Measures (Continued) Adjusted EBITDA Reconciliation ($ in 000s) 2017 2018 Q1 Q2 Q3 Q4 Q1 Net income (loss) $ (126,361) $ (46,337) $ (413,929) $ 15,021 $ (457,234) Provision (benefit) for income taxes 84,028 (2,735) (31,218) (66,590) 15,585 Equity in (earnings) loss of unconsolidated ventures (981) 4,570 6,722 4,516 4,243 Debt modification and extinguishment costs 61 693 11,129 526 35 Loss (gain) on sale of assets, net 603 547 233 (20,656) (43,431) Other non-operating income (1,662) (2,236) (2,621) (4,899) (2,586) Interest expense 93,069 76,476 79,999 76,610 72,540 Interest income (631) (804) (1,285) (1,903) (2,983) Income (loss) from operations 48,126 30,174 (350,970) 2,625 (413,831) Depreciation and amortization 127,487 120,887 117,649 116,054 114,255 Goodwill and asset impairment 20,706 1,559 368,551 18,966 430,363 Loss on facility lease termination — 6,368 4,938 2,970 — Straight-line lease expense (income) (3,007) (3,119) (3,078) (5,109) (6,165) Amortization of above market lease, net (1,697) (1,697) (1,697) (1,586) (1,938) Amortization of deferred gain (1,093) (1,093) (1,091) (1,089) (1,090) Non-cash stock-based compensation expense 7,774 7,246 7,527 5,285 8,406 Adjusted EBITDA $ 198,296 $ 160,325 $ 141,829 $ 138,116 $ 130,000 26

Non-GAAP Financial Measures (Continued) Adjusted EBITDAR; Adjusted EBITDA; and Adjusted EBITDA after cash capital and financing lease payments Reconciliations (excluding transaction, organizational restructuring, and strategic project costs) ($ in 000s) Twelve Months Ended March 31, 2018 Net income (loss) $ (902,479) Benefit for income taxes (84,958) Equity in loss of unconsolidated ventures 20,051 Debt modification and extinguishment costs 12,383 Gain on sale of assets, net (63,307) Other non-operating income (12,342) Interest expense 305,625 Interest income (6,975) Income (loss) from operations (732,002) Depreciation and amortization 468,845 Goodwill and asset impairment 819,439 Loss on facility lease termination 14,276 Facility lease expense 331,314 Non-cash stock-based compensation expense 28,464 Transaction, organizational restructuring, and strategic project costs 34,796 Adjusted EBITDAR (excluding Transaction, Organizational Restructuring, and Strategic Project Costs) $ 965,132 Facility lease expense $ (331,314—) Straight-line lease expense (income) (17,471) Amortization of above market lease, net (6,918) Amortization of deferred gain (4,363) Adjusted EBITDA (excluding Transaction, Organizational Restructuring, and Strategic Project Costs) $ 605,066 Interest expense: capital and financing lease obligations $ (113,736) Non-cash interest expense on financing lease obligations 14,971 Lease financing debt amortization (68,772) Adjusted EBITDA after cash capital and financing lease payments (excluding Transaction, Organizational Restructuring, and Strategic Project Costs) $ 437,529 27

Non-GAAP Financial Measures (Continued) Net Debt and Adjusted Net Debt Reconciliations ($ in 000s) As of March 31, 2018 Long-term debt (including current portion) $ 3,878,310 Line of credit — Less: cash and cash equivalents (335,412) Less: marketable securities (174,649) Less: cash held as collateral against existing debt (1,820) Net Debt 3,366,429 Plus: trailing twelve months cash lease payments multiplied by 8 4,220,824 Adjusted Net Debt $ 7,587,253 Adjusted Net Debt to Adjusted EBITDAR (excluding Transaction, Organizational Restructuring, and Strategic Project Costs) 7.9x Net Debt to Adjusted EBITDA after cash capital and financing lease payments (excluding Transaction, Organizational Restructuring, and Strategic Project Costs) 7.7x 28

Non-GAAP Financial Measures (Continued) Adjusted Free Cash Flow Reconciliation ($ in 000s) 2017 2018 Q1 Q2 Q3 Q4 Q1 Net cash provided by operating activities $ 66,773 $ 133,759 $ 93,791 $ 84,036 $ 37,964 Net cash (used in) provided by investing activities (199,743) (59,751) (263,884) (78,955) 91,155 Net cash (used in) provided by financing activities (23,561) 19,375 314,738 (81,354) (16,104) Net (decrease) increase in cash and cash equivalents and restricted cash and escrow deposits $ (156,531) $ 93,383 $ 144,645 $ (76,273) $ 113,015 Net cash provided by operating activities $ 66,773 $ 133,759 $ 93,791 $ 84,036 $ 37,964 Changes in operating assets and liabilities 48,592 (40,401) (22,101) (1,941) 30,400 Proceeds from refundable entrance fees, net of refunds (902) (652) (687) 62 223 Lease financing debt amortization (17,248) (14,382) (14,626) (18,650) (21,114) Distributions from unconsolidated ventures from cumulative share of net earnings (439) (453) (473) (6,893) (408) Non-development capital expenditures, net (34,722) (38,832) (41,005) (71,908) (41,736) Property insurance proceeds 1,398 1,571 1,461 4,120 156 Adjusted Free Cash Flow $ 63,452 $ 40,610 $ 16,360 $ (11,174) $ 5,485 29

Non-GAAP Financial Measures (Continued)

Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures

For purposes of this presentation, amounts for each line item represent the aggregate amounts of such line items for all the Company's unconsolidated ventures.

($ in 000s)	2017				2018	TTM
	Q1	Q2	Q3	Q4	Q1	Q1 2018
Net income (loss)	$ 8,118	$ (22,935)	$ (40,233)	$ (26,373)	$ (22,662)	$ (112,203)
Provision for income taxes	263	327	323	292	234	1,176
Debt modification and extinguishment costs	13	16	80	21	(17)	100
(Gain) loss on sale of assets, net	(372)	189	20	11	(1,045)	(825)
Other non-operating income	(434)	(837)	(617)	(590)	(903)	(2,947)
Interest expense	26,391	35,304	36,119	34,035	26,827	132,285
Interest income	(703)	(750)	(783)	(804)	(757)	(3,094)
Income (loss) from operations	33,276	11,314	(5,091)	6,592	1,677	14,492
Depreciation and amortization	47,528	79,695	79,884	77,189	67,885	304,653
Asset impairment	2	483	3,911	546	155	5,095
Straight-line lease expense (income)	—	8	4	1	4	17
Adjusted EBITDA of unconsolidated ventures	**$ 80,806**	**$ 91,500**	**$ 78,708**	**$ 84,328**	**$ 69,721**	**$ 324,257**
Brookdale's weighted average ownership percentage	21.2%	19.9%	21.3%	21.0%	24.0%	21.4%
Brookdale's proportionate share of Adjusted EBITDA of unconsolidated ventures	**$ 17,126**	**$ 18,219**	**$ 16,788**	**$ 17,723**	**$ 16,749**	**$ 69,479**

30

Non-GAAP Financial Measures (Continued)

BROOKDALE SENIOR LIVING

Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures

For purposes of this presentation, amounts for each line item represent the aggregate amounts of such line items for all the Company's unconsolidated ventures.

($ in 000s)	2017				2018	TTM
	Q1	Q2	Q3	Q4	Q1	Q1 2018
Net cash provided by operating activities	$ 59,924	$ 85,867	$ 62,054	$ 61,910	$ 50,262	$ 260,093
Net cash used in investing activities	(1,144,115)	(26,408)	(16,476)	(26,550)	(14,642)	(84,076)
Net cash provided by (used in) financing activities	1,145,059	(37,686)	(32,514)	(52,315)	(23,279)	(145,794)
Net increase (decrease) in cash and cash equivalents and restricted cash and escrow deposits	$ 60,868	$ 21,773	$ 13,064	$ (16,955)	$ 12,341	$ 30,223
Net cash provided by operating activities	$ 59,924	$ 85,867	$ 62,054	$ 61,910	$ 50,262	$ 260,093
Changes in operating assets and liabilities	2,086	(16,559)	(5,615)	6,904	1,119	(14,151)
Proceeds from refundable entrance fees, net of refunds	(4,365)	(5,028)	(6,309)	(1,664)	(6,712)	(19,713)
Non-development capital expenditures, net	(17,027)	(23,739)	(28,659)	(31,196)	(20,061)	(103,655)
Property insurance proceeds	393	834	614	584	901	2,933
Adjusted Free Cash Flow of Unconsolidated Ventures	**$ 41,011**	**$ 41,375**	**$ 22,085**	**$ 36,538**	**$ 25,509**	**$ 125,507**
Brookdale's weighted average ownership percentage	21.3%	19.1%	30.4%	32.9 %	22.8%	25.9%
Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures	**$ 8,750**	**$ 7,920**	**$ 6,709**	**$ 12,037**	**$ 5,824**	**$ 32,490**

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Brookdale Senior Living Inc. 111 Westwood Place, Suite 400 Brentwood, TN 37027 (615) 221-2250 www.brookdale.com